WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report (Date of earliest
                                event reported):
                              February 3, 2004



                  Exact Name of Registrant as specified
                  in its charter;
Commission        State of Incorporation;                      IRS Employer
File Number       Address and Telephone Number                 Identification No
-----------       ----------------------------                ------------------

1-14756           Ameren Corporation                               43-1723446
                  (Missouri Corporation)
                  1901 Chouteau Avenue
                  St. Louis, Missouri 63103
                  (314) 621-3222

1-2967            Union Electric Company                           43-0559760
                  (Missouri Corporation)
                  1901 Chouteau Avenue
                  St. Louis, Missouri 63103
                  (314) 621-3222

1-3672            Central Illinois Public Service Company          37-0211380
                  (Illinois Corporation)
                  607 East Adams Street
                  Springfield, Illinois 62739
                  (217) 523-3600

333-56594         Ameren Energy Generating Company                 37-1395586
                  (Illinois Corporation)
                  1901 Chouteau Avenue
                  St. Louis, Missouri 63103
                  (314) 621-3222

2-95569           CILCORP Inc.                                     37-1169387
                  (Illinois Corporation)
                  300 Liberty Street
                  Peoria, Illinois 61602
                  (309) 677-5230

1-2732            Central Illinois Light Company                   37-0211050
                  (Illinois Corporation)
                  300 Liberty Street
                  Peoria, Illinois 61602
                  (309) 677-5230

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 3, 2004, Ameren Corporation ("Ameren") and Dynegy Corporation ("Dynegy") announced that they, together with certain subsidiaries of Dynegy, had entered into a Stock Purchase Agreement, dated as of February
2, 2004 (the "Agreement"), which sets forth the terms and conditions pursuant to which Ameren will acquire Illinois Power Company ("IPC"), a subsidiary of Dynegy, and Dynegy's 20 percent interest in Electric Energy, Inc.

         For additional information, reference is made to the press release dated February 3, 2004, which is included as Exhibit 99.1, and the text of the Agreement, which is included as Exhibit 2.1, both of which are hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) The following exhibits are included with this Report:

         Exhibit
            No.       Description
         --------     -----------

           2.1 Stock Purchase Agreement, dated as of February 2, 2004, among Ameren, Dynegy, Illinova and Illinova Generating Company.

          99.1        Press Release, dated February 3, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The press release attached as Exhibit 99.1 and incorporated herein by reference discloses updated estimates by Ameren of its earnings per share for the year ended December 31, 2003.

         The combined Form 8-K is being filed separately by Ameren, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.



                                                  AMEREN CORPORATION
                                                      (Registrant)

                                                  /s/ Martin J. Lyons
                                           -------------------------------------
                                                      Martin J. Lyons
                                               Vice President and Controller

                                               (Principal Accounting Officer)



                                                 UNION ELECTRIC COMPANY
                                                      (Registrant)

                                                  /s/ Martin J. Lyons
                                           -------------------------------------
                                                      Martin J. Lyons
                                               Vice President and Controller

                                               (Principal Accounting Officer)



                                         CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                                        (Registrant)

                                                  /s/ Martin J. Lyons
                                           -------------------------------------
                                                      Martin J. Lyons
                                               Vice President and Controller

                                               (Principal Accounting Officer)



                                            AMEREN ENERGY GENERATING COMPANY
                                                       (Registrant)

                                                     /s/ Martin J. Lyons
                                          --------------------------------------
                                                      Martin J. Lyons
                                               Vice President and Controller

                                               (Principal Accounting Officer)

                                                     CILCORP Inc.
                                                     (Registrant)

                                                      /s/ Martin J. Lyons
                                            ------------------------------------
                                                          Martin J. Lyons
                                                 Vice President and Controller

                                                 (Principal Accounting Officer)



                                               Central Illinois Light Company
                                                        (Registrant)

                                                      /s/ Martin J. Lyons
                                            ------------------------------------
                                                         Martin J. Lyons
                                                 Vice President and Controller

                                                 (Principal Accounting Officer)


Date:  February 3, 2004

                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         ------------

   2.1 Stock Purchase Agreement, dated as of February 2, 2004, among Ameren, Dynegy, Illinova and Illinova Generating Company.

   99.1                Press release issued on February 3, 2004 by
                       Ameren Corporation.